UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2019 (Date of Earliest Event Reported August 15, 2019)
Date of Report (Date of earliest event reported):

Green Hygienics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54338	26-2801338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13795 Blaisdell Place, Suite 202, Poway, CA 92064
(Address of principal executive offices, including zip code)

1 (855) 802-0299
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Common Stock	GRYN	OTCMKTS

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

This Current Report on Form 8-K/A (Amendment Number One) amends the Current Report on Form 8-K filed by Green Hygienics Holdings, Inc. (“Company”) with the Securities and Exchange Commission on November 4, 2019, which reported, inter alia, the Company issued 1,850,000 shares of common stock to consultants and advisors during the week of October 20, 2019.  This current 8-K/A reports the correct number of shares issued was 825,000.

Item 8.01 Other Events

During the week of October 20, 2019, the Company issued 825,000 shares of restricted common stock to advisers and consultants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2019	By:/s/ Ron Loudon
Ronald Loudoun
President and Director

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